Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about service concession arrangements [abstract]
Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group
Appendix VI: Key regulatory issues and concessions and licenses held by the Telefónica Group
Regulations
As a digital telecommunications operator, the Telefónica Group is subject to sector-specific telecommunications regulations, general competition law and a variety of other regulations, including privacy and security, which can have a direct and material effect on the Group’s business areas. The extent to which regulations apply to the Telefónica Group depends largely on the nature of its activities in a particular country, with traditional fixed telephony services and fixed broadband usually subject to stricter regulations.
In order to provide services and operate its networks and to use spectrum, the Telefónica Group must obtain general authorizations, concessions and/or licenses from the pertinent authorities in each country in which the Group operates (hereinafter referred to as national regulatory authorities or NRAs). The Group is also required to obtain radio frequency licenses for its mobile operations.
This section describes the legislative framework and the recent legislative key developments in the most relevant countries and regions in which the Group has significant interests. Many of the legislative changes and the adoption of regulatory measures by sector-specific regulators which are described in this section are in the process of being adopted and, therefore, have not yet concluded.
Regulation on COVID-19
As a result of COVID 19, in the most relevant jurisdictions where Telefónica operates, governments, during year 2020, have imposed different temporary measures on telecommunications operators, aimed at protecting the most vulnerable consumers. These measures ceased to apply in some countries at the beginning of the year 2021 (this is the case of Spain, Ecuador, Argentina and Peru). Amongst the measures adopted and still applicable, are: In Colombia, a ban on debt service suspension and payment fractionation and deferment of payment without surcharges. Also, in Colombia the government imposed the obligation to allow users 200 SMS for free and allow free browsing in 20 URLs defined by the government and imposed an obligation to publish some indicators related to the service quality until February 28, 2021. In Brazil, an obligation was imposed to send text messages (SMS) on the care needed for the prevention of this disease to the user base. In Germany, tracking application is free of charge, with no data consumption involved.
Furthermore, in several jurisdictions of the Telefónica Group, our operators agreed voluntarily with the Government to offer a package of minimum connectivity services at a reduced or free price, together with free access to specific platforms (i.e. health, emergencies, education, information). In Chile this voluntary agreement finished on December 2020.
On the other hand, and in order to facilitate for operators to provide telecommunications services during the pandemic, in Peru, Brazil and Colombia, the government adopted measures making it easier to comply with quality regulatory obligations. Colombia also issued flexibilization measures regarding the user’s protection regime, allowing the digitalization of the interactions, claims and complaints. Peru and Argentina made the regulatory framework for infrastructure deployment more flexible. In addition, Peru established the possibility of temporarily assigning spectrum at no cost. In this context, and at Telefónica's request, the Ministry of Transport and Communications (MTC) assigned 20 MHz on the 2.5 GHz band in 50 districts of Lima for 6 months, renewable for the same period and 60 MHz on the AWS-3 Band in 8 districts for 109 days. In Spain, the spectrum auction in the 700 MHz band has been delayed, and in Germany, the Federal Government has agreed to reduce VAT from 19% to 16%.
Electronic Communication Regulation in the European Union
By Directive (EU) 2018/1972, of December 11, 2018, the European Code of Electronic Communications (EECC in its acronym in English) was approved by the European Parliament and the Council. The Member States had a period of two years (until December 21, 2020) to transpose said Directive into their national legislation.
The Code includes measures to stimulate investment on very high capacity network (VHCN), modernization of the provisions of the Universal Service and certain changes in the regulation of services with the aim of balancing the supply conditions (Level Playing Field) between telecom operators and OTTs. In addition, some improvements are included for the coordination of spectrum management processes throughout the EU as well as a harmonization of licenses duration up to 20 years.
In general, different provisions included in the new Code are so extensive and complex that its final impact will highly depend on the interpretation that National Regulatory Authorities made in each Member State. The EECC will continue to oblige National Regulatory Authorities to analyze telecommunications markets and determine whether any operators dominate the market. Such operators will continue to be designated as having significant market power (SMP) and face regulatory obligations in that territory. In the case of fiber networks, such SMP obligations could be relaxed if co-investment agreements bear fruit among other network operators.
Recently, the EC approved its Relevant Market Recommendation (RMR) updating and reviewing the 2014 Recommendation, reducing the total amount of markets susceptible of ex-ante regulation from 4 to 2: wholesale local access provided at a fixed location market (previous market 3a) and wholesale dedicated capacity market (previous market 4). Nevertheless, NRAs are still able to analyze any other market that according to national circumstances might deemed to be uncompetitive.
In relation to the establishment of a maximum limit at European level for both fixed and mobile termination rates (FTRs/MTRs), it is worth mentioning that their drop in recent years has been so important that future decreases are estimated to have a much modest impact on incomes that they had in the past. On December 18, 2020, EC adopted the Delegated Act establishing the glide path for mobile termination rates towards 0,2 euro cents per minute by 2024 and to 0,07 euro cents per minute in the case of fixed rates. Delegated Act is directly applicable in all Member States and will come into force by mid of first quarter of 2021, after the Parliament and Council’s approval.
The European Council has approved the Recovery and Resilience Mechanism (RRM), with European funds of 750 billion euros until 2025 as a central pillar of the European Digital Transformation (>20% of funds) initiatives which can receive support to advance connectivity and the digitalization of society.
Telecom Single Market
EU Regulation 2015/2120 of the EP and of the Council of November 25, 2015, lays down measures basically concerning open Internet access (Net Neutrality) and roaming on public mobile communications networks within the Union.
•Roaming: Since June 15, 2017, operators have not been allowed to charge roaming users within the EU additional fees to their domestic prices for roaming calls, SMS and data services. However, in some circumstances, operators may still apply consumption limits and additional surcharge under a "fair use policy" or additional surcharges under the sustainability exemption. On June 9, 2017, an agreement between the Parliament and the Council approving maximum wholesale caps was published. These caps are effective from June 15, 2017 for roaming services with the following currents limits that remain in force until June 30, 2022: i) 0.01 euros per SMS; ii) 0.032 euros per minute; iii) data service glide path: 4.5 euros per GB (2019); 3.5 euros per GB (2020); 3 euros per GB (2021) and 2.5 euros per GB (2022). A review of the roaming market is expected during the first quarter of 2021.
•Net Neutrality: Under the principle of network neutrality applicable to Internet access services area, network operators are not permitted to establish technical or commercial restrictions regarding the terminals that can be connected or the services, or applications and contents that can be accessed or distributed through the Internet by the end user. It also refers to the non-discriminatory behavior (e.g. non-anticompetitive) to be adopted by operators regarding the different types of Internet traffic circulating through their networks.

Digital Single Market
Among the most relevant regulatory initiatives we can find the following:
•Content Package:

•On November 28, 2018, the audiovisual Directive (AVMS) was published in the Official Journal of the European Union. The text came into force on December 19, and must be transposed into national law in the EU member States within 21 months (by September 19, 2020). In Spain, the Government published on November 11, 2020 the Draft General Law on Audiovisual Communication for the transposition of the Directive on Audiovisual Media Services (AVMSD) and
opened a consultation and allegations period that ended last December 3. In Germany, the transposition of the AVMSD was specified in the Interstate Media Treaty, which entered into force on November 7, 2020. Finally, the United Kingdom adopted the AVMS Regulation on September 30, 2020, which was applicable until the formalization of the UK’s exit from the UE. The European Commission announced on November 24, 2020 the opening of a sanctioning procedure against Spain and more than twenty States (which also included Germany and the UK) for their delay in transposing the Directive into national legislation. Among the main novelties of the regulation, it includes greater protection of children, limits on advertising and boost to European production. Rules will apply to television channel and also to video-on-demand platforms and distribution of videos, as well as to live broadcasts on these platforms. In particular video sharing platforms will be obliged to reserve at least 30% of European production in their video catalogs on demand. In addition, Member States may impose financing obligations to providers of VOD services established in another Member State but offering services in their countries.
•The Geo-Blocking Regulation tries to limit geographically-based restrictions which undermine online shopping and cross-border sales. As a follow-up to the revision of the Geo-Blocking Regulation, the European Commission published an Action Plan to support the recovery and transformation of the audiovisual sector on December 3, 2020, in order to initiate a dialogue with the audiovisual industry during the year 2021 to improve access and availability of audiovisual content across EU borders.
•Proposed Regulations on the Digital Services Act and the Digital Markets Act:
On December 15, 2020, the European Commission published its proposed Digital Services Act and Digital Markets Act regulations.
In relation to the new Digital Services regulation, obligations will apply throughout the EU to all digital services that connect consumers to goods, services or content, such as:
•Rules on the removal of illegal goods, services or content online.
•Safeguards for users whose contents have been removed by error by the platforms.
•Obligation for the platforms to adopt measures to avoid the abuse of their systems.
•Transparency measures with a wide scope.
•New powers to control the operation of the platforms.
•New rules on the traceability of companies in online markets.
•Cooperation process between authorities to ensure compliance and adoption of measures.
With respect to the Digital Market regulation, whose main goal is to avoid the negative consequences derived from the behavior of the platforms that act as "gate keepers", the main points regulated are:
•It will only apply to the main platform providers more prone to incur in unfair practices.
•It defines thresholds for the definition of "gate keepers".
•It will prohibit manifestly unfair practices.
•It requires "gate keepers" to take action in a proactive manner.
•The regulation will impose penalties of up to 10% of global income for non-compliance.
The European Parliament and the Member States will debate both proposals until they are approved. This process may take approximately one year.
Data Protection
In relation with Data Protection & Privacy, the new General Data Protection Regulation (GDPR) of April 27, 2016, directly applicable in all member States in Europe from May 25, 2018, introduced administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching the new data protection rules.
Member States, among them Spain, Germany and United Kingdom have adopted implementing measures of this Regulation.
On January 10, 2017, the EC put forward its proposal for a Regulation on ePrivacy, which will replace the current Directive 2002/58/EC on privacy in the electronic communications sector and will complement the GDPR. The EC proposal also introduces administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching new regulation. Its approval is expected for 2021.
On the other hand, the Privacy Shield, approved by the EC on July 12, 2016 to lay out the framework for the international transfer of personal data from the EU to the US, was declared invalid by the European Court of Justice (ECJ) on July 16, 2020. In the same Ruling, ECJ considered that the Standard Contractual Clauses (SCC) for the transfer of personal data to processors established in third countries are valid, but may not be sufficient, in particular when the law of the third country allows its public authorities to interfere with personal data rights without adequate safeguards and effective remedies and actions. In those cases, the data controller will have to assess if they need to take additional measures. If these additional measures are not sufficient, they are obliged to suspend or terminate the international transfer of personal data.
Radio spectrum policy

On December 14, 2016, the three European institutions reached an agreement on how to coordinate the use of the 700 MHz band facilitating the introduction of 5G as of 2020. The 700 MHz band was expected to be assigned to mobile operators and made available for wireless broadband use by June 30, 2020, at the latest, in all EU Member states. Duly justified exceptions on grounds defined in Decision 2017/899/CE are allowed until June 30, 2022. Recent COVID-19 exceptional circumstances have delayed awards and spectrum availability in some Member States.
EU competition law
European competition provisions have the force of law in Member States and, therefore, are applicable to our operations in those States.
The Treaty on the Functioning of the European Union (TFEU) prohibits “concerted practices” and any agreement between companies that may affect trade between Member States and that restricts or has the objective of restricting competition in domestic market. The Treaty also prohibits any abuse of dominant position within the European Union or any considerable part thereof that may affect trade between Member States.
The Community Merger Regulation requires that all mergers, acquisitions and joint ventures involving companies that meet certain volume thresholds are subject to review by the EC rather than the national competition authorities. In accordance with the amended Community Merger Regulation, market concentrations that significantly impede effective competition in the market will be prohibited. The European Commission has the authority to apply the EU framework for the defense of the competition.
There are similar competition rules in the legislation of each Member State. Those responsible for ensuring compliance are the national competition authorities. All European countries in which Group Telefónica operates and to which we refer below are Member States of the European Union.
Spain
General regulatory framework
The legal framework for the regulation of the telecommunications sector in Spain is governed by the General Telecommunications Law (9/2014) of May 9. The main modifications of this Law compared to the previous one were the reduction of administrative burdens to boost networks deployments, as well as the adoption of complementary measures for boosting investment in telecommunications sector. The draft of the General Telecommunications Law, implementing the "EECC", has been submitted to a public consultation process in 4Q2020 and it is expected that the draft bill will be approved during the first half of 2021, starting from that moment its parliamentary process.
The Market and Competition National Commission, or CNMC, created by the Law 3/2013, assumed in 2013 its role as telecommunications and audiovisual service regulator in Spain. This organism is also the competition authority in Spain and the national regulatory authority for transport, postal services and energy.
The main licenses and concessions held by Telefónica in Spain are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Market analysis
The obligations imposed by the national regulator in the most relevant markets in which Telefónica is deemed to have Significant Market Power (SMP) are detailed below.
Fixed markets
Wholesale fixed access and call origination market
On January 17, 2017, the CNMC approved the definition and the analysis of the market for access and call origination on fixed networks. Considering that Telefónica has SMP, the CNMC imposed specific obligations to Telefónica regarding the provision of origination services, preselection and wholesale access service to the telephone line on a cost-oriented production, and regarding the implementation of an accounting system. Telefónica was imposed, among others, the obligation of no discrimination, transparency and separation of accounts.
Fixed call termination market on individual networks
In July 2019, the CNMC carried out a new round of market analysis in terminated fixed networks, reaching the same conclusions as in the prior analysis and concluded that every single provider, including Telefónica de España, are dominants in terminating fixed networks and, as a consequence, are obliged to provide the terminating service applying cost-orientation and non-discrimination obligations to the rest of operators, according to a purely incremental costs model.
Relevant developments are the updating of terminating prices for the period 2019-2021, as well as the possibility of charging a surcharge for traffic originated outside the EU under the principle of reciprocity. The approved prices are as follows: from August 2019 until December 31, 2019 at 0.0643 euros per minute; from January 1, 2020 until December 31, 2020 at 0.0593 euros per minute and from January 1, 2021 at 0.0545 euros per minute.
Mobile market
Mobile network call termination
On January 2018, the CNMC adopted the final decision where all mobile operators were considered SMP for the call termination in their networks.
On January 18, 2020, the CNMC approved terminating prices applicable from January 1, 2020, set at 0.64 euro cents per minute, as well as the possibility of charging a surcharge for traffic originated outside the EU under the principle of reciprocity.
Wholesale (physical) to network infrastructure access and wholesale broadband access
In February 2016, the CNMC adopted a Resolution which established the elimination of the 30 Mbps limit and the incorporation of geographical segmentation to the regulation for the residential customers, so that Telefónica is not obliged to offer wholesale broadband services access (bitstream) in the most competitive areas (66 cities). In this sense, Telefónica de España is only obliged to offer its wholesale broadband access services (bitstream) for residential segment in non-competitive areas. The price of fiber wholesale access services is calculated under a model of economic replicability of Telefónica's retail offerings in the residential and business segments. The price of access services to the copper network is cost oriented. For the business segment, the Resolution requires Telefónica de España to offer its wholesale broadband access services both on the copper and fiber network, throughout the national territory.
On January 18, 2017, the CNMC adopted a Resolution which approved the reference offer of the new wholesale unbundled virtual access service to Telefónica's new broadband Ethernet service (local NEBA). NEBA services are expected to allow alternative operators more flexibility to structure their retail offers over Telefónica's fiber network. In March 2018, the CNMC approved the methodology to be used to assess the maximum wholesale access price which Telefónica could charge to other operators for accessing the optical fiber network in regulated areas (NEBA Local and NEBA services), set at 17.57 euros per month. This price is reviewed twice a year in order to assess whether Telefónica's retail offers (broadband flagship products) are economically replicable with such price.
In July 2018, the CNMC approved the methodology to analyze whether Telefónica’s business offers can be replicated by other operators.
On November 12, 2020, by means of a resolution to the revision of the parameters of the Economic Replicability Test, CNMC has considered that one of Telefónica’s flagship products was not replicable with existing wholesale access service price, encouraging Telefonica to reduce that price in order to restore the economic replicability of all its retail flagship products.
The resolutions from March 2018, July 2018 and November 2020 has been appealed by Telefónica de España.
On November 17, 2020, CNMC launched a public consultation regarding the broadband market (3a/3b market) regulation. The most remarkable aspects suggested by CNMC are:
•To expand the competitive area in new generation networks, from 66 to 592 districts, which represent the 67% where the Spanish population lives. In these areas the obligation to offer a wholesale broadband access service (NEBA) will not be imposed on Telefónica’s fiber network.
•In the remaining districts, CNMC requires Telefónica to provide other operators with a virtual disaggregated access service (local NEBA) and a wholesale broadband access service (NEBA) on its fiber network.
•Throughout the whole territory, CNMC suggests continuing maintaining the obligation by which Telefónica must provide the wholesale service of giving access to its civil infrastructure (ducts, conduits and posts).
After analyzing the comments made by the interested parties during the hearing process, CNMC will approve a draft measure that will be sent to the European Commission, as well as to the Ministry of Economic Affairs and Digital Transformation. It is expected that the new regulatory measure will be approved during 2021.
Universal service obligations
The Minister of Economy and Business on September 26, 2020, has approved a Resolution (ECE/1280/2019) for the designation of Telefónica de España as the operator responsible for the Universal Service Obligation (Network access and telephone service, public payphones) for a period of three and two respectively from January 1, 2020. The designation for the provision of a sufficient supply of public payphones has been appealed by Telefonica de España.
Spectrum
On February 22, 2021, Telefónica España acquired a 10 MHz block in the 3.4-3.8 GHz band for 21 million euros. With this spectrum acquisition, Telefónica completes 100 MHz which corresponds to the maximum carrier width in the 5G standard. Following this auction, the reorganization procedure of the 3.4-3.8 GHz band may be opened, in order for all the operators to have contiguous frequency blocks and ensure a more efficient use of the spectrum to deploy 5G technology and associated services. Regarding the 700 MHz band, a consultation has been opened on the conditions of an auction of a total of 75 MHz, which is expected to take place in April 2021, distributed in a 2X10 MHz license and four 2x5 MHz licenses in the 703-733/758-788 MHz band and three additional 5 MHz download licenses each in the 738-753 MHz band.
Additionally, Telefónica has already extended its administrative concessions in the 3.4-3.6 GHz band (2x20 MHz) and the 2.1 GHz band (2x5 MHz+ 5 MHz). In both cases, the initial term of the concession expired in April 2020 with the extension of 10 additional years (until 2030).
Contribution to RTVE funding
In August 2009, the Radio and Television Corporation Finance Law (Ley de Financiación de la Corporación de Radio y Television Española) was approved establishing that: (i) telecommunication operators which operate nationwide or at least in more than one region, have to pay a fixed annual contribution of 0.9% of the invoiced operating income of the year (excluding the revenues of the wholesale reference market), and (ii) the concessionaire companies and providers of TV services which operate nationwide or at least in more than one region have to pay an annual fixed contribution to the RTVE funding as follows: (a) 3% on the gross revenue of the year for open concessionaire companies or TV services providers; and (b) 1.5% on the gross revenue of the year for concessionaire companies to provide Pay TV services.
Contributions made to the funding of RTVE were appealed by Telefónica España and Telefónica Móviles España. The proceedings are currently on hold waiting for the ruling on (i) a prejudicial question submitted by the National High Court to the Court of Justice of the European Union; and (ii) also on an unconstitutionality question submitted to the Spanish Constitutional Court regarding compliance of the underlying law with the European legislation and the Spanish Constitution.
Acquisition of Distribuidora de Televisión Digital, S.A. (DTS)
The Resolution of the CNMC of April 22, 2015 authorized the acquisition of the exclusive control of DTS (Distribuidor Oficial de Televisión, S.A.) by Telefónica de Contenidos, S.A.U. As a result of such authorization, the new entity assumed a set of commitments for a five-year period, which briefly are: i) the obligation to make available a wholesale offer of channels with premium content, that allows the replicability of Telefónica retail Pay TV offer; ii) the prohibition of including a period of permanence clause in contracts for Pay TV packages; iii) the prohibition of attract DTS customers for a period of two months; iv) the obligation to keep at least three international routes uncongested with three Internet Connectivity Providers; and v) the prohibition of formalizing exclusive contracts exceeding three years with content providers.
In July 2020, CNMC decided to extend the application of the commitments on the DTS merger for an additional period of three years. After analyzing the existence of relevant modifications in the markets affected by the operation, the CNMC considered that it was justified to maintain all the commitments except for the broadcasting rights in the video on-demand modality (SVOD), whose commitment to limit the exclusivity, validity period and exploitation period of the contracts that Telefónica could sign is eliminated. In the TV channel commercialization area, the commitment prohibiting Telefónica from early termination of contracts with third party TV channel owners whose term ends within the commitment extension period is softened, allowing the early termination through good faith negotiation, under reasonable and non-discriminatory conditions. The commitments related to the pay-TV market in Spain, expressly subject to a term that has already expired, also terminate. Telefónica has appealed the decision.
Germany
General regulatory framework
The European Union legislative framework was implemented in Germany at the end of June 2004, by the approval of Telecommunications Act (Telekommunikationsgesetz). Following the adaptation of the 2009 EU Telecom Package, the Telecommunications Act has been repeatedly amended over the last years. The national regulatory authority responsible for regulation of electronic communication networks and services is the Bundesnetzagentur, or BNetzA. On December 16, 2020, the German government published a draft new Telecommunications Act which aims at transposing the European Code of Electronic Communications (EECC) into German law. The respective legislative proceedings will take some more months.
On January 14, 2021, the German parliament passed the GWB-Digitalisierungsgesetz (Act for restrictions of digital competition). The aim of the act is to counteract abusive behavior of companies with a relevant importance in the market for competition. It was published on January 19, 2021.
The main licenses and concessions held by Telefónica in Germany are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Spectrum
The spectrum auction of June 12, 2019, bid the entire spectrum of the 2100 MHz band awarded to Telefónica so far. As a result of the auction, Telefónica obtained a 2x5 MHz block, whose license began on January 1, 2021 and expires on December 31, 2040, and another 2x5 MHz block with a license from January 1, 2026 to December 31, 2040. Thus, until December 31, 2020, Telefónica, in the 2100 MHz band has had 2x19.8 MHz + 2x14.85 MHz (a total of 2x34.65 MHz). From January 1, 2021 to December 31, 2025, Telefónica has 2x5 MHz (until 2040) + 2x14.85 MHz (until 2025), a total of 2x19.85 MHz, and from January 1, 2026 it will have 2x10 MHz until December 31, 2040.
In connection with the aforementioned auction, Telefónica's appeals against Decisions III and IV adopted by the German regulator on the conditions of use of the frequencies and the auction rules for the 2 GHz and 3.4 to 3.7 GHz bands are pending. Telefónica challenged the coverage obligations imposed and the requirement to negotiate network access.
On the other hand, in the 2.6 GHz band, Telefónica is renting 2x10 MHz to 1&1 DRI as a consequence of the remedies of the merger with E-Plus.
With regard to payment, Telefónica Deutschland Group, like the other auction participants, reached an agreement with the Federal Republic of Germany on September 5, 2019, as part of a national mobile communications pact, on payment facilities in the form of deferrals and installments. In return, the Telefónica Deutschland Group undertook to build 333 additional mobile communications locations in white spots by the end of 2021; in addition, 99% of households nationwide are to be supplied with LTE by the end of 2020 and each federal state by the end of 2021.
On November 21, 2019, BNetzA opened the application procedure for the assignment of spectrum for local non-public broadband in the 3.7 to 3.8 GHz range, in particular for 5G applications, from which telecommunications operators are excluded. The procedure is still open.
Merger of Telefónica and E-Plus
On December 18, 2019, Telefónica Deutschland and 1&1 Drillisch signed an agreement,approved by BNetzA on January 29, 2020, to lease 1&1 Drillisch 2x 10 MHz in the 2.6 GHz band until the end of 2025, when this license expires. In return, Telefónica Deutschland will receive an annual fee. With this agreement, Telefónica Deutschland will comply with another commitment agreed with the EC, in the context of the merger of Telefónica Deutschland and E-Plus.
On February 22, 2019, the EC initiated formal proceedings against Telefónica Deutschland Group for the implementation of the commitment to grant 4G wholesale services resulting from the merger of Telefónica/E-Plus by issuing a Statement of Objections. Telefónica Deutschland commented on the Statement of Objections on April 26, 2019. Telefónica Deutschland has adjusted the conditions of 4G wholesale services.
Market reviews
Mobile termination rates (MTR)
The most recently valid MTR of 0.95 euro cents per minute expired on November 30, 2019. The MTR valid as of December 1, 2019, have been approved at 0.90 euro cents per minute until November 30, 2020. As of November 30, 2021, a rate of 0.78 euro cents per minute and from December 1, 2021 a rate of 0.70 euro cents per minute was approved.
Fixed termination rates (FTR)
In a resolution dated June 28, 2019, BNetzA fixed the FTR for the year 2020 at 0.06 euro cents per minute and for the year 2021 at 0.05 euro cents per minute.
BNetzA consultation and market studies on fiber optic infrastructures
The analysis by BNetzA in 2017 on “Issues in rates regulation for FttH/B-based wholesale products with a view to the development of fiber optic infrastructures capable of high performance” as well as on the need for regulation and the existence of significant market power on markets 3a (wholesale local access provided at a fixed location) and 3b (wholesale central access provided at a fixed location for mass-market products) continued in 2020. The key aspect of these analysis were questions of regulatory support for an accelerated roll-out of fiber optic networks based on rates and whether FTTH/B-based wholesale products will continue to be assigned to the nationwide connection market in which copper-based connections and cable-based connections can also be found. Final decisions are expected to be made in 2021.
United Kingdom
General legislative framework
The EU Regulatory Framework was implemented in the United Kingdom by the Communications Act in 2003. The Office of Communications, or Ofcom, is designated as the NRA responsible for the regulation of electronic communications networks and services. Under the terms of the Withdrawal Agreement, the UK remains under an obligation to implement EU Directives until the end of the transition and implementation period on December 31, 2020. On December 2, 2020, the Government made the 2020 Electronic Communications and Wireless Telegraphy Regulation (Amendment) (European Electronic Communications Code and EU Exit). These make amendments to the Act, with effect from December 21, 2020, in order to transpose the EECC into UK law. These include certain changes to implement the end-user rights provisions, such as introducing a new express power for Ofcom to impose general conditions relating to “bundled contracts”.
The main licenses and concessions held by Telefónica in the United Kingdom are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Wholesale price regulation
Following a market review, mobile termination rates for all mobile providers, including the four national mobile communications operators are subject to controls based on the pure long-run incremental cost approach ("pure LRIC"). The present mobile wholesale termination rate is 0.468 ppm. Ofcom is proposing to reduce this to 0.389 pmm from June 1, 2021.
Spectrum
Following an agreement between the Government and industry to provide for a “Shared Rural Network”, the mobile operators, including Telefonica United Kingdom, agreed to amend their 900 and 1800 MHz licences to provide for 88% geographic coverage by 2024 and 90% geographic coverage by 2026.
Telefonica United Kingdom acquired 25 MHz of 2.6 GHz TDD spectrum from BT operator, in November 2020. Ofcom is planning to auction 700 MHz and 3.6 GHz - 3.8 GH spectrum in March 2021, although such auction could be delayed.
Brazil
General legislative framework
The delivery of telecommunications services in Brazil is subject to regulation under the regulatory framework provided in the General Telecommunications Law enacted in July 1997. The National Agency for Telecommunications (Agência Nacional de Telecomunicações or ANATEL), is the principal regulatory authority for the Brazilian telecommunications sector. On October 4, 2019, Law 13.879/2019 was published, introducing significant changes to the telecommunications framework.
Brazilian competition regulation is based on Law No. 12529 of November 30, 2011. The Administrative Council for Economic Defense, or CADE, is the agency in charge of enforcing the competition rules.The antitrust law establishes a pre-merger notification regime for concentration transactions, with new turnover thresholds (one participant with gross revenue of 750 million Brazilian reals in Brazil and other participant with gross revenue of 75 million Brazilian reals in Brazil) and maximum time length for merger review procedure (240 days, extendable to 330 days).On October 18, 2016, CADE issued the Resolution No 17, which changed the rules concerning the mandatory notification of the so called ‘associative agreements’. The new regulation tends to reduce notifications of associative agreements that do not raise antitrust concerns.
Licenses
The main licenses and concessions of spectrum held by Telefónica in Brazil are listed at the end of this Appendix VI.
In the state of São Paulo, Telefônica Brasil provides local and national long-distance fixed switched telephony services (STFC) under the so-called public regime, through a concession agreement which is expected to remain in force until 2025. On October 4, 2019, Law 13.879/2019 (resulting from PLC 79/2016) was published. This Law introduces changes to the telecommunications regulatory framework and is expected to have a significant impact on this industry, by allowing fixed-line concessions operators to migrate from a grant regime (in which the underlying assets reverts to the government at the end of the concession) to an authorization regime. According to the Law, ANATEL will be responsible for estimating the gains obtained by operators as a result of migrating from one regime to the other. The amount of such gains will translate into broadband related projects, which will need to be defined by ANATEL. Alternatively, if an operator chooses not to migrate to the authorization regime, existing contracts could be renewed beyond 2025. There is still a long process to an effective migration from one model to another, which can translate into an estimated period of between 12 and 18 months Until ANATEL regulate conditions and valuation criteria for migration, it is not possible to estimate the hypothetical investment obligations that ANATEL could impose on the concessionaires, including Telefónica Brazil.
At December 31, 2020 the estimated residual value of reversible assets was 6,711 million Brazilian reals (approximately 1,053 million euros under the exchange rate applicable on such date).
In the other Brazilian states, Telefônica Brasil provides local, international and long-distance STFC, personal mobile service (SMP) and broadband multimedia communication services (which include the provision of fixed broadband connection) and pay TV services, all under the private regime.
On June 17, 2020, the Decree that regulates Law 13,879/2019 was published. The Decree 10,402/2020 allows the renewal of existing licenses. Previously, only a single license renewal was allowed for the same period. Currently, the successive renewals will be made in a competitive process at market price. The renewal amount can be converted, totally or partially, into investment commitments.
Regarding Telefónica’s requests for renewal of spectrum licenses in the 850 MHz band, which are due to expire between 2020 to 2028, Anatel decided to extend the licenses until November 29, 2028. In addition, the amount due for the extension must be calculated based on the parameters of the net present value, in order to reflect the real economic value (market value) of the bands. However, Telefónica has appealed the aforementioned decision as far as the economic value is concerned. According to the Agency, the extension for a different period as compared with the Law resulted exceptionally from the need to promote the refarming. In this way, the deadlines for renewal of all operators will overlap and the Agency will decide the issue together.
Regarding the 2.5 GHz and 450 MHz spectrum bands, licensed in certain cities, the regulator issued a decision in June 2019, which has been challenged, by Telefónica allowing the use of a satellite solution to meet existing commitments and obligations to increase the connection speed and ordering the termination of licenses relating to the 451 MHz to 458 MHz and 461 MHz to 468 MHz frequencies in cases where relevant operators have not used such frequencies within the deadline set in the relevant auction notice. Telefónica had not provided any services through the 450 MHz band by the relevant deadline, as relevant equipment was not available at such time. If challenges brought against this decision are not successful, Telefónica could lose its right to exploit the 450 MHz band.
On February 6, 2020, ANATEL has published a proposal regarding the 5G auction, that will be incorporated into a public consultation. It is expected that the auction will take place in 2021.The frequencies to be auctioned are 20 MHz of 700 MHz band for national blocks, 90 MHz of 2.3 GHz band for regional blocks, 400 MHz of 3.5 GHz for national and regional blocks and 3,200 MHz of 26 GHz for national and regional blocks.
Interconnection, tariffs and prices

Interconnection among public networks is mandatory in Brazil. Generally, parties can freely negotiate the terms and conditions about technical points, economic discounts and rights/obligations, of the interconnection agreements. Interconnection rates for fixed network operators identified as operators with SMP (Resolution No. 588/2012) are defined by ANATEL; the interconnection rates for the use of mobile operators networks (Resolution No. 438/2006), may be agreed between the parties. However, if the parties fail to reach a consensus, particularly regarding charges to fixed operators (Resolution No. 576/2011), ANATEL imposes the rates to be used. The mobile termination market is based on the model of incremental costs and, pursuant to applicable laws, variations in VU-M must be reflected in VC1 (retail price paid by users for local fixed-mobile calls). Regarding VC2 and VC3 (retail price paid by users for national long distance fixed-mobile calls), variations in VU-M no longer need to impact these values, as is still the case of VC1. In March 2020, ANATEL approved Resolution No. 724, which established the Standard for the implementation and monitoring of tariff freedom in the Fixed Telephone Service (STFC) for use by the general public, in the National Long-Distance mode. Since then, the company has been free to determine domestic long-distance fees according to the market.
The Telefónica Group, including VIVO, has been identified as an operator with SMP in the following markets: (i) fixed network infrastructure access for data transmission in copper pairs or coaxial cables at speeds up to 12 MBps in the region of São Paulo; (ii) wholesale fixed network infrastructure to transport local and long distance transmission at speeds up to 34 MBps in the region of São Paulo; (iii) passive ducts and trenches infrastructure throughout Brazil; (iv) call termination on mobile network in Brazil; (v) national roaming market throughout Brazil.
ANATEL's Resolution no. 694/2018 in July 2018 changed the PGMC, which, besides others changes, recognized a new relevant wholesale market of high capacity data transport services with speeds higher than 34 Mbps, in which Telefónica is established as SMP throughout Brazil.
In addition, operators without SMP are no longer entitled to charge fixed termination fees up to 20% higher than the highest fee adopted by fixed operators with SMP in the same region, since the publication of the Resolution no. 694/2018 in July 2018.
Further, ANATEL’s Resolution No. 694 of July 17, 2018, changed article 41 of the Appendix II of the General Plan of Competition Goals (PGMC), and established the “bill and keep” between SMP and the non-SMP operators as 50/50%, from February 24, 2018 for the next 4 years, when this might be revised by ANATEL. Accordingly, the VU-M values (in Brazilian reals) for 2021 applicable to Telefónica Brazil are the following: (i) Region I: 0,013800; (ii) Region 2: 0,01527; and (iii) Region 3: 0,02814, nevertheless Telefónica can reach an agreement for higher values.
Regulation on Universal Service
Currently, only Fixed Switched Telephony Services are subject to universalization obligations. These obligations are established in the General Plan of Universalization Targets (PGMU) and can be reviewed every five years.
Mexico
General regulatory framework
In Mexico, the provision of telecommunication services is governed by the Constitution and the Federal Telecommunication and Broadcasting Law (LFTy R), published on July 14, 2014. The Federal Law of Economic Competition published on May 23, 2014, its regulations and the Regulatory Provisions of the Federal Law of Economic Competition for telecommunications and broadcasting published by the Federal Telecommunications Institute on January 12, 2015.
In Mexico, the Chamber of Deputies approved the proposal amending the Federal Telecommunications and Broadcasting Law to create a National Register of Mobile Telephone Users storing biometrics and personal data.
The Padrón Nacional de Usuarios de Telefonía Móvil will include users’ telephone number, date and time of activation of the SIM card, name, nationality, official identification number with photography, address, telecommunications provider data, contracting modality, biometric data, and Population Registration Key (CURP) number.
The Federal Institute of Telecommunications will be in charge of managing the Register and issuing the corresponding regulatory provisions.
The mobile providers will have the obligation to collect and validate the information of the users that will be included in the register, as well as to report in cases of cancellations, additions or any movement in order to keep the registry updated. Fines are foreseen in case of not making the registration of any line and / or its modifications or for doing it in an untimely manner.
Now, the new proposal has been turned over to the Senate, and if approved, it would imply significant costs for the company as it is obligated to have the equipment and systems at each of its points of sale that allow it to collect biometric data from users. On the other hand, for those users who do not register previously acquired lines within a period of two years, providers will be obligated to suspend them immediately, which would significantly impact the user base.
The Federal Telecommunications Institute (IFT) is the authority responsible for the regulation, promotion and supervision of the use, development and exploitation of radio spectrum, networks and the provision of broadcasting services and telecommunications, as well as the antitrust authority for broadcasting and telecommunications sectors. Furthermore, on August 26, 2015, a special division on Telecommunications affairs was established by the Consumers Affair Authority to monitor, coordinate, control, substantiate and resolve conciliation, arbitration and infringements, review, modification and grant the use of adhesion contracts in terms of Federal Consumer Act.
The IFT, as the Mexican national authority in communications and broadcasting sectors, declared in 2014 the América Móvil Group a preponderant operator in the telecommunications market, imposing specific measures with asymmetric obligations to avoid damaging competition and free market participation. Within these measures are the imposition of a regulated framework interconnection agreement and a set of reference offers for: leasing of dedicated links, access and shared use of passive infrastructure in fixed and mobile networks, MVNOs, roaming and local loop unbundling. In this sense, on November 17, 2016, Telefónica México and América Móvil Group signed an agreement in order for América Móvil to provide the wholesale service of national roaming in the areas where Telefónica México currently has no coverage. This was done in light of the specific measures with asymmetric obligations imposed by the IFT to the Preponderant Economic Agent, services that are used by Telefónica México.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Pegaso PCS, S.A. de C.V. (Pegaso PCS) has multiple concessions and licenses for installation and operation of a public telecommunications network to provide telecommunications services and use spectrum for the provision of mobile wireless service nationwide.
In Mexico, Telefónica México accepted the terms and conditions established by IFT for the renewal of national exploitation licenses of 1900 MHz spectrum, that expired in 2018. Notwithstanding the foregoing, on November 21, 2019, Pegaso PCS, S.A. de C.V. notified IFT of the waiver of the totality of its spectrum licenses on fourth different stages. On December 31, 2019, Telefonica returned 40 MHz of 2.5 GHz along with some blocks of 1900 MHz in different regions of the country. On December 31, 2020 Telefónica México returned the 850 and 1900 MHz spectrum for regions 1, 3 and, 4. The remaining 850 and 1900 MHz spectrum bands for regions 2, 5, 6, 7, 8, and 9 are still pending to be returned on December 31, 2021 and June 30, 2022.

Prices and tariffs
Tariffs charged to customers are not regulated. They are set by companies and must be registered with the IFT, in order to be enforced.
Interconnection
On November 17, 2020, the IFT published the MTRs applicable to solve any conflicts regarding MTR during 2021, 2022 and 2023. For 2021 MTRs were set, for the Preponderant Economic Agent (Radiomóvil Dipsa, S.A. de CV- Telcel-) at 0.018489 pesos per minute, while for the non-preponderant ones they were set at 0.073714 pesos per minute. These rates were calculated using was an LRIC cost model used in the past with new criteria and variables. This decision and the ones that established the MTRs applicable to 2018, 2019 and 2020 were challenged by Telefónica.
Foreign ownership/restrictions on transfer of ownership
Since the amendments to the Constitution published in June 2013 foreign investment (FDI) up to one hundred percent in telecommunications is allowed.
Chile
General regulatory framework
The General Telecommunications Law No. 18168 of 1982, as amended, establishes the legal framework for the provision of telecommunications services in Chile. The main regulatory authority in Chile is SUBTEL (the Under-Secretary of Telecommunications). On February 13, 2014, the Regulation on Telecommunications Services was published and came into force on June 14, 2014, regulating a number of new services as Internet, Pay TV, etc.
In May 2014, law No. 20750 allowing the introduction of DTT was published in the Official Journal. It set an extensible deadline of five years for the blackout analog. It also set forth that the concessions of free-to-air broadcasting could be nationwide, regional, local and with European coverage.
The principal regulation concerning competition in Chile is Decree No. 211 of 1973, whose current text was established in Law Decree No. 1 of 2005 (Ministerio of Economía, Fomento y Reconstrucción). The Competition Court deals with infringements of competition law. This Law Nº 20,945 was published on August 30, 2016. The law increases the administrative fines up to 30% of the sales relating to the product line or services associated with the infringement during the period in which the alleged infringement took place, or up to the double of the economic profit reached by the infringement.
Other relevant laws that have an impact on the operation are Law No. 20,808, published in the Official Gazette on January 28, 2015, which protects the free choice of users in cable, Internet or telephony services, Law No. 21,046 that establishes the obligation of a guaranteed minimum speed of Internet access, published in the Official Gazette of November 25, 2017 and Law No. 21,245, published in the Official Gazette on July 15, 2020 that establishes the obligation to provide the Automatic National Roaming service in certain areas.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica Chile has been granted licenses of public local phone services, Voice Over Internet Protocol services, concessions of long distance and concessions to install and exploit the national fiber optic network and mobile satellite. 2.6 GHz and 700 MHz concessions established an obligation for Telefónica Móviles Chile to provide a wholesale service to MVNOs, for what the latter had to published a completely Facilities Offer (including prices), available in non-discriminatory terms.
In Chile, the enforcement of the ruling issued by the Supreme Court ordering Telefónica Móviles Chile ("TMCH") to relinquish part of the spectrum acquired in 2014 (20 MHz) in the 700 MHz band, The court decision requires TMCH to dispose of 20 MHz, however allows TMCH to choose the band from which spectrum is relinquished. In November 2019 TMCH presented to SUBTEL and the TDLC the proposed bidding rules for TMCH’s direct sale of 10 MHz in the 1900 MHz band, as this decision must be complied with before October 17, 2021. On December 21, 2020 the sale was awarded. The remaining 10 MHz were returned to SUBTEL through the resignation over two concessions in the 3500 MHz band (in the southern part of the country) that were not in use.
On December 5, 2019, and after consulting procedure, the TDLC notified resolution 59 through which it modified the 60 MHz spectrum cap, establishing percentage caps by macrobands. Against this resolution, claims were filed by some operators and Conadecus, which were partially accepted by the Supreme Court on July 13, 2020, in the sense of: i) maintaining the percentage caps set by the TDLC, with the exception of the low macroband (up to 1 GHz) which went from 32% to 30%, and ii) establishing certain complementary measures to the Mobile Network Operators such as, national mandatory and temporary roaming; or keeping an offer of facilities and resale plans for MVNOs permanently available and updated, among others.
On August 31, 2020, the TDLC determined that the execution of the decisions issued by SUBTEL, in relation to the 3.5 GHz band, does not infringe the free competition. Furthermore, the TDLC established that the 3.5 GHz assignees can only operate fixed wireless services and that, in order to provide mobile services with that spectrum, a public tender must be held by the Authority. Telefónica appealed it before the Supreme Court, whose resolution is currently pending.
SUBTEL called 4 simultaneous tender to auction 30-year concessions in four bands - a total of 20MHz will be made available in the 700MHz band, 30MHz in the AWS band, 150 MHz in the 3.5 GHz band and 1.600 MHz in the 26GHz band. On November 18, 2020, applications to the auction were submitted, with Telefónica Chile only applying for the 3.5 GHz band.
On October 30, 2020, TMCH filed a consultation before the TDLC, requesting that the 5G competition tender rules shall be previously reviewed by the mentioned court and applying for the suspension of the tender as an interim measure. This request was rejected, and the consultation is still ongoing at the court. Finally, on February 16, 2021, the auction for the 3.5GHz band was completed and Telefónica Móviles Chile has been awarded 50MHz.
Prices and tariffs
Public telecommunication services prices and prices for intermediate telecommunication services are freely established by operators, unless there is an express resolution by Chile's Competition Court on existing conditions in the market confirming that there is not enough competition. Additionally, maximum prices for interconnection services (access charges for network use, mainly) are subject to tariff regulation for all operators, being set by stipulated procedures.
The Ministries set maximum tariffs under efficient operator model basis.
Maximum tariffs for telephony services are set every five years jointly by the Ministry of Transport and Telecommunications and the Ministry of Economy.
Interconnection
Interconnection is obligatory for all license holders with the same type of public telecommunications services and between telephony public services and intermediate services that provide international long distance services. Every five years, SUBTEL sets the applicable tariffs for services provided through the interconnected networks.
On May 9, 2019, a new Tariff Decree regarding fixed termination rate was adopted for the 2019-2024 period. The new tariff decree for the period 2019-2024, entered into force retroactively in May 2019 and represents a 65% drop from the previous value to reach a value of 1.3 CLP per minute during normal business hours.
Regarding mobile termination rates, in 2019 a new decree was issued, which will be applicable for the next 5 years, The average tariff which will apply until 2024 was 1.8 CLP per minute (0.0024 euros, without VAT, based on the exchange rate as of February 6, 2019, to be charged on a per second basis). The validity of the new tariff decree starts on January 26, 2019.

Argentina
General regulatory framework
The basic legal framework for the provision of telecommunications services in Argentina is set forth in the Law “Argentina Digital” No. 27078 issued on January 7, 2015. This legal framework declared of public interest the development and regulation of information technology, communications and its associated resources (TIC's). Thus, this law became the specific regulatory regime for the free market, including rules on interconnection, universal service and radio spectrum, and setting out the principles of network neutrality and giving to the technological, informational and communicational companies the possibility of providing broadcasting services (except satellite infrastructure), and setting a single license system.
Additionally, the Government approved the Decree No. 267/2015, published in the Official Gazette on January 4, 2016, which amended the Argentina Digital Act creating the National Communication Agency (ENACOM), which is the continuation of the Federal Authority for ICTs (Autoridad Federal de Tecnologías de la Información y las Comunicaciones).
By the Decree of Need and Urgency No. 690/2020, it was resolved to amend Law 27078, establishing that Information and Communication Technology Services and Access to telecommunications networks for and among licensees are essential and strategic public services. At the same time, it determined that the prices of ICT essential and strategic public services will be regulated by the authority. Finally, it incorporated mobile communication services as public services. In connection with DNU 690/2020, Telefónica de Argentina, S.A. and Telefónica Móviles Argentina, S.A. (collectively, “Telefónica”) were forced to file a lawsuit against the Argentine State, in connection with a series of contracts for licenses to provide services and spectrum use authorizations entered into between Telefónica and the Argentine State, including the licenses resulting from the 2014 spectrum auction. Such contracts and their regulatory framework provided that the services provided by Telefónica were private and prices would be freely set by Telefónica. However, DNU 690/2020, by providing that the services will be "public services" and that prices will be regulated by the Argentine State, substantially modifies the legal status of those contracts, and substantially deprives Telefónica of essential rights derived from those contracts. As a result, Telefónica has filed a lawsuit claiming the breach of the contractual relationship and the impairment of the performance of its obligations under such contracts.
Furthermore, “Law on Defense of Competition” No. 27442 prohibits any acts or behaviors contrary to such law and establishes an authority of competition that is pending to be constituted In the meantime, the Secretary of Commerce continues to act, assisted by the National Commission for the Defense of Competition created by Law No. 22262.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica de Argentina has licenses for an indefinite period of time for the provision of communications services; local telephone services; long-distance national and international, telex, international communication and data transfer services; national and international value-added services, and other telecommunication services provided by the different license agreements entered into with the National State, and administrative acts entered into with the National State.
Roaming
By means of Law 27.497 (BO 10/01/2019) the Economic Complementation Agreement No.35 between the States part of Mercosur and the Republic of Chile was approved, which includes the Commercial Agreement between the Republic of Chile and the Republic of Argentina by which these countries are obligated to implement the international roaming services in the territory of the other party with the same tariffs or prices they charge for the mobile services in their own country.
Finally, by means of Resolution ENACOM 927/2020, the International Roaming Regime between the Republic of Argentina and the Republic of Chile was approved, establishing as from August 29, 2020, the international roaming service.
Prices and tariffs
Since the amendment of the Argentine Digital Act by Decree No. 690/2020, the licensees may set the prices, which must be fair and reasonable, must cover exploitation costs and aim to an efficient provision and a reasonable operation margin. The authority may regulate the prices for reason of public interest.
On December 21, 2020, the BO published the ENACOM Resolution No. 1467/2020, which regulates the Mandatory Universal Basic Provision (PBU) for fixed and mobile telephone services, internet services and radio broadcasting by subscription through physical or radio links. Both the PBU benefits and the prices are established by the control authority. Only a certain group of persons who are covered by the cases set by the regulation (social plans beneficiaries, unemployed, etc.) may have access to the PBU.
Interconnection
The National Entity of Communications (ENACOM) has the power to control prices and tariffs, and also to set them in order to the general costs or other compensation mechanism.
The Ministry of Modernization issued resolution 286/2018 establishing a new interconnection regulation. Based on this, ENACOM set a local termination rate in the Fixed Telephony Service's networks equivalent to 0.0045 U.S. dollars per minute, for the local transit service a rate equivalent 0.0010 U.S. dollars per minute and for the service of long distance transport a rate equivalent to 0.0027 U.S. dollars per minute. A rate of 0.0108 U.S. dollars per minute applies to termination services in mobile networks.
ENACOM Resolution No. 1510/2020, published in the BO on December 31, 2020, set, on a temporary and exceptional basis, the reference exchange rate applicable to the remuneration of interconnection charges in force for calls made as of January 1, 2021, which will fixed at eighty-three pesos and thirty-six cents (83.36 U.S. dollars) for each U.S. dollar. This measure will be applicable for services rendered up to and including June 30, 2021.
Colombia
General regulatory framework
In Colombia there are different agencies responsible for decision-making in the Information Technology and Communications sector (ICT), among them are the Ministry of Information and Communication Technologies (MinTIC), the Communications Regulation Commission (CRC), the National Spectrum Agency (ANE), the Superintendence of Industry and Commerce (SIC).
Through Law 1341 of July 30, 2009, as amended by Law 1978 of 2019, ICT sector is modernized, the competences are distributed and a single regulator is created, with the purpose of encouraging investment in the sector and focus on connectivity, creating more and better services, as well as unifying the regulatory framework and strengthening public television and radio.
Likewise, article 10 of Law 1341 of 2009 establishes the general rating regime for the provision of telecommunications networks and services, this rating is understood to be formally assorted, when the interested party is registered in the ICT register, provided by Article 15 of the abovementioned Law, in the same way. With the reform of this Law carried out with the Law 1978 of 2019, the subscription television service is included as provision of telecommunications networks and services and by virtue of the provisions of the transition regime established by such last mentioned regulation, the operators that to date of its publication, had concession contracts for the provision of television can qualify for general authorization and provide services in an environment of technological neutrality. Furthermore,telecommunications services keeps its status as public services in charge of the State.
Also, in accordance with the provisions of Article 11 of the Law 1341 of 2009, the use of the spectrum requires prior, express and granted permission by the MinTIC. As of 2019, the validity of the use permit is extended of spectrum and its renewal from 10 to 20 years. The regulation provides that the granting or renewal of the permit to use a segment of the radio spectrum will result in payment, in favor of the Information and Communications Technology Fund and in charge of the permit holder. This consideration may be partially paid, up to 60% of the total amount, through the execution of obligations to do, to expand the quality, capacity and coverage of the service, which benefits the poor and vulnerable population, or in remote areas, in public schools located in rural areas and other official institutions such as health centers and public libraries, as well as providing emergency networks.
On the other hand, the Colombian competition law is included in Law No. 155/1959, Decree No. 2153/1992 and Law No. 1340/2009 on restrictive trade practices.
Licenses
The main concessions and licenses for spectrum use are reflected in the table, at the end of the Annex.
In April 2021, expires the deadline to apply for the renewal of one of the permits for 15 MHz of spectrum in the 1900 MHz band, which is valid until October 18, 2021. For the renewal, the MinTic will have to impose a consideration at market prices which will be subject to the recent rules of the aforementioned Law 1978 of 2019.
In Colombia, the "5G Plan" as well as the 2020-2024 Spectrum Public Policy and the 2020-2024 Spectrum Allocation Framework Plan were published. These policy documents announced actions to auction the remaining spectrum in the 700 MHz, 1900 MHz and 2500 MHz bands, without indicating a concrete time frame. Additionally, spectrum in the 3.5 GHz band is planned to be assigned in the second quarter of 2021; however, this auction could be posponed until 2022. On the other hand, in the plans and documents referred above, the (Mintic) set the following main objectives: a) adapt spectrum auction processes to the new Law 1978 of 2019, which, among other objectives, seeks to avoid a fiscal collection criteria, b) guarantee the availability of spectrum and analyze the valuation model, and c) review the model of spectrum caps. In connection with these objectives, Telefónica has requested the Mintic to delay the spectrum auction in the 3.5 GHz band, considering that the market is not yet sufficiently prepared. It has also proposed the revision of the spectrum valuation methodology downwards, and its costs should be in line with the spectrum value generation capacity. Finally, Telefónica, although is in favor of increasing the spectrum ceilings, has requested additional measures to avoid resource monopolization by the dominant operator.
Interconnection
Mobile and fixed operators in Colombia have the right to interconnect to other operators’ networks. Before the intervention of regulatory authorities, operators must attempt direct negotiations. Interconnection must assure compliance with the objectives of non-discriminatory treatment, transparency, prices based on costs plus a reasonable profit and promotion of competition.
In February 2017, the CRC published resolution 5108 establishing, starting in 2017, symmetric reductions of 11.4 Colombian pesos per minute and 4.3 million Colombian pesos per monthly capacity to the termination rates for established operators and asymmetric termination rates of 24.58 Colombian pesos per minute and 9.8 million Colombian pesos per monthly capacity for new entrant operators in a five-year period. The CRC also adopted measures to promote the entry of MVNOs, including the regulation of prices for the access to the mobile networks.
In 2019, the CRC issued Resolution 5827 modifying theremuneration of the national automatic roaming (Roaming Automático Nacional or RAN) and the methodology to remunerate Mobile Virtual Network Operators (MVNO) service. In RAN, incoming traffic in voice processed with the National Automatic Roaming service will be remunerated by the Source Network Provider (who makes use of the facility) to the Visited Network Provider (Network Owner) for the charge value mobile access and not by RAN. This only applies when the Visited network provider has jointly deployed 3 or less sectors in 2G or 3G technologies.
The CRC is conducting a regulatory procedure for the reduction of national roaming regulations. The regulatory project is expected to be approved during 2021.
In MVNO, the value of the average income (IPROM) in voice and data on which the discount is applied becomes calculated as the minimum between the average income per minute (ARPM) of the last two quarters prior to the report of the income and traffic information.

Prices and tariffs
The Technologies of Information and Communications Law provides for a free pricing system for communication services, unless there are market failures or quality problems. From 2016 retail tariffs for fix to mobile calls are no longer regulated except for TIGO (one of the commercial names under which Colombia Movil operates) which still holds concession for the provision of personal communication services (PCS's).
Peru
General regulatory framework
The provision of telecommunications services in Peru is governed by the Telecommunications Law, its General Regulation and related regulations. In July 2012, the Peruvian Congress approved the Law of Promotion of the Broad Band and Construction of the National Fiber Optic Backbone, Law No. 29904. This Law declared both (i) the construction of a National Fiber Optic Backbone available to the government to make possible the connectivity by the broad band; and (ii) the access and use of the infrastructure associated with the public services of energy and hydrocarbon to facilitate the display of the telecommunication network for the provision of the broad band of public necessity. In addition, Law No. 29904 implied that operators of electric, transport and hydrocarbon infrastructure projects would have to install fiber optic that would be available to the government and given in concession to telecommunication operators. Also, this law established that a percentage of the capacity of the National Fiber Optic Backbone would be reserved to the government to satisfy its necessities. Additionally, this Law incorporated the obligation of the Internet services providers to comply with the Net Neutrality regulations. In this sense, the NRA, the Organismo Supervisor de las Telecomunicaciones (OSIPTEL), adopted regulations aimed at providing clear guidelines on the implementation of the net neutrality regime adopted in Peru in 2012 that are in force since January 1, 2017.
Law No. 30083 was approved in September 2013, which seeks to strengthen competition in the public mobile market service by introducing MVNOs and mobile rural infrastructure operators (MRIO). Regulations developing the Act were published in August 2015.
The general competition framework in Peru is based on the Legislative Decree No. 1034. This Law it is applied, in the telecommunication sector, by OSIPTEL.
In November 2019, the government approved the Prior Control of Business Concentration Operations, applicable for those mergers, acquisitions, constitution of joint ventures or the acquisition of productive assets of economic agents that produce effects that restrict competition in the National territory. This regulation shall enter into force in March 2021.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
The renewal of concessions for the provision of fixed-line services, valid until 2027, was denied by the Ministry of Transportation and Communications after a request submitted in December 2013. Telefónica has started an arbitration proceeding to question such denial. However, Telefónica del Perú S.A.A. holds other concessions for the provision of fixed telephony services that allow it to provide these services beyond 2027. In addition, the renewal of the 1900 MHz band in all of Peru (except for Lima and Callao), which expired in 2018, and of other telecommunication services was requested. Regarding these renewal requests the Ministry of Transportation and Communication has not made a decision yet but the concessions are still valid until a final decision is made.
The cable distribution broadcasting service concessions were renewed in May 2016 until March 2032 and 2033, respectively.
In April 2016, Telefónica filed a renewal request in relation to the 1,900 MHz frequency spectrum for the Provincias (all of Peru except for Lima and Callao), which license expired in 2018. As of the date of this Annual Report, the decision of the Ministry of Transport and Communications in these proceedings is still pending and, according to the legislation, the underlying concessions remain in force as long as the proceedings are pending.
On November 2020, the Ministry of Transportation and Communications granted PANGEACO S.A.C. concession for the provision of telecommunications public services for a 20-year term, renewable. Such company was created on March 2020 in order to provide all kind of telecommunications services, as well as to acquire, have and exploit telecommunications infrastructure. Its mayor shareholder is Telefónica del Perú S.A.A., with 99.9% of its capital stock. The company shall enter into the respective concession contract within 60 business days of the grating of the concession.
In Peru, auctions were announced for the 1,750 - 1,780 MHz and 2,150 - 2,180 MHz bands and 2,300 - 2,330 MHz band that may take place during 2021. Likewise, the Ministry of Transport and Communications initiated a public consultation regarding 5G and the auction model for the 3.5 GHz and 26 GHz bands.
Wholesale regulation for Major Suppliers
OSIPTEL reviews the markets identified as priority (fixed Internet, mobile, payed television and circuits) every 3 years in order to determine the existence of major suppliers (companies with market power) in such markets and to impose obligations such as infrastructure sharing and services resale. On December 2, 2019, OSIPTEL published a draft of its decision, identifying Telefonica as a Major Supplier in 10 regional markets. The final decision shall be taken on 2021.
Prices and tariffs
Tariffs for fixed local telephony and long distance services are adjusted every three months considering services baskets, pursuant to a price cap formulae from inflation and a productivity and must be approved by OSIPTEL in accordance with a price cap formula based on a productivity factor. Rates charged by mobile providers to their customers have been subject to a free tariff regime supervised by OSIPTEL. Tariffs must be reported to OSIPTEL prior to implementation. On 2011, OSIPTEL approved a new cap price system by which the operators of fixed services determine the rates of the local fixed-mobile calls. Such rate is adjusted every time there is an adjustment mobile interconnection rate. On January 9th, 2020, OSIPTEL adjusted such rate applicable to local calls made from Telefónica del Perú S.A.A.’s fixed telephones to mobile networks in PEN 0.0006 per second without IGV. This new rate is in force since January 23, 2020.
Interconnection
On December 24, 2020, OSIPTEL published the amendment of the MTR, at 0.00162 U.S. dollars per minute rated at the second, which is applicable since January 1, 2021 and will remain until a new MTR value is defined by the regulator.
Main concessions and licenses held by the Telefónica Group
The following tables list the concessions and licenses as at December 31, 2020 to use spectrum for mobile services and selected other applications in each country.

EUROPE	Frequency		Bandwidth (MHz)		Year of Exp. Date
Spain	800	MHz	20		2031
	900	MHz	29.6		2030
	1800	MHz	40		2030
	1900	MHz (TDD)	5		2030	(1)
	2100	MHz	29.6		2030	(1)
	2600	MHz	40		2030
	2600	MHz	20	(2)	2030
	2600	MHz (TDD)	10	(3)	2030
	3.5	GHz	40		2030	(1)
	3.7	GHz (TDD)	50		2038
United Kingdom	800	MHz	20		Indefinite	(4)
	900	MHz	34.8		Indefinite
	1800	MHz	11.6		Indefinite
	1900	MHz (TDD)	5		Indefinite
	2100	MHz	20		Indefinite
	2300	MHz (TDD)	40		Indefinite	(4)
	2600	MHz (TDD)	25		Indefinite
	3.5	GHz (TDD)	40		Indefinite	(4)
Germany	700	MHz	20		2033
	800	MHz	20		2025
	900	MHz	20		2033
	1800	MHz	20		2033
	1800	MHz	20		2025
	1900	MHz (TDD)	5		2025
	1900	MHz (TDD)	5		2020
	2000	MHz (TDD)	14.2		2025
	2100	MHz	39.6		2020
	2100	MHz	29.7		2025
	2600	MHz	60		2025
	2600	MHz (TDD)	20		2025
	3.5	GHz (TDD)	70		2040
(1) Initial term until 2020, extended concession until 18 April 2030.
(2) Regional licenses in Madrid and Melilla.
(3) National license excluding 2 regions (Madrid and Melilla).
(4) Initial term of 20 years

BRAZIL (1)(2)	Frequency		Bandwidth (MHz)		Year of Exp. Date
	450	MHz	14	(3)	2027
	700	MHz	20		2029
	850	MHz	25	(4)	2028	(5)
	900	MHz	5	(6)	2023-2035	(7)
	1800	MHz	20-50	(8)	2023-2035	(7)
	2100	MHz	20-30	(11)	2023
	2500	MHz	40	(9)	2027-2031	(10)
(1) Expiration date accounts for initial term of 15 years, another 15 years extension is contemplated in all licenses.
(2) Regional codes are included in Annex 1.
(3) SP State (towns with CN 13 to 19), MG and North East (AL, CE, PB, PE, PI, RN e SE).
(4) Except regions 2', 4', 6', 7', 7’’ and 10.
(5) Regional licenses expiring in different dates. Extended concession until 2028.
(6) Only in regions 3, 4, 4', 5, 6, 7, 8 and 9. Not in regions 1, 2, 2', 5', 6', 7', 7’’ and 10.
(7) Regional licenses: expiration and renewal dates are dependent on the region. Extended concession until 2035.
(8)20 MHz is the most common bandwidth, but it is higher in some regions (up to 50 MHz).
(9)40 MHz national license, plus Band P (20 MHz) in some areas.
(10) Band X will expire in 2027 and Band P will expire in 2031.
(11) 30 MHz in some regions.

HISPANOAMÉRICA	Frequency		Bandwidth (MHz)	Year of Exp. Date
Argentina	700	MHz	20	2033
	850	MHz (AMBA)	30	Indefinite
	850	MHz (Sur)	25	Indefinite
	1900	MHz (AMBA)	20	Indefinite
	1900	MHz (Norte)	50	Indefinite
	1900	MHz (Sur)	25	Indefinite
	1700	MHz/2100 MHz	20	2033
	2600	MHz	30	2035	(1)
	3.5	GHz	50	Indefinite	(2)
Chile	700	MHz	20	2045
	850	MHz	25	Indefinite
	1900	MHz	30	2032/2033	(3)
	2600	MHz	40	2043
	2600	MHz (TDD)	12	2038	(4)
Colombia	850	MHz	25	2024
	1700	MHz/2100 MHz	30	2023
	1900	MHz	15	2024
	1900	MHz	15	2021
Ecuador	850	MHz	25	2023
	1900	MHz	60	2023
Mexico(5)(14)	850	MHz (Reg. 1, 2, 3, 4)	20	2020/2022	(6)
	850	MHz (Monterrey and surroundings)	1.92	2020
	1900	MHz (Reg. 1)	40	2020
	1900	MHz (Reg. 2)	40	2022	(7)
	1900	MHz (Reg. 3)	40	2020	(8)
	1900	MHz (Reg. 4)	40	2020	(9)
	1900	MHz (Reg. 5)	50	2021
	1900	MHz (Reg. 6)	50	2021	(10)
	1900	MHz (Reg.7)	50	2020	(11)
	1900	MHz (Reg.8 - Guerrero, Oaxaca, Puebla,Tlaxcala and Veracruz)	50	2022	(12)
	1900	MHz (Reg. 9 – Mexico D.F. )	60	2021	(13)
Peru	450	MHz	10	2028
	700	MHz	30	2036
	850	MHz	25	2030	(15)
	900	MHz (Lima and Callao)	10	2028
	900	MHz (Rest of provinces)	16	2028
	1700	MHz/2100 MHz	40	2033
	1900	MHz (Lima and Callao)	25	2030
	1900	MHz (Rest of provinces)	25	2018	(16)
	3.5	GHz	50	2027
Uruguay	700	MHz	30	2037
	850	MHz	25	2024
	1900	MHz	20	2022/2024	(17)
	1900	MHz	40	2033
	2600	MHz	40	2045
Venezuela	850	MHz	25	2022
	1900	MHz	50	2022
	1700	MHz/2100 MHz	20	2022
	2600	MHz	40	2029
	3.5	GHz	50	2026

Costa Rica	850	MHz	10.6	2026
	1800	MHz	30	2026
	1800	MHz	20	2032
	2100	MHz	20	2026
	2100	MHz	20	2032
El Salvador	850	MHz	25	2038
	1900	MHz	30	2041
(1) Covering 65% of the population.
(2) Only in 37 locations.
(3) 20 MHz expires in November 2032; 10 MHz in April 2033. Ongoing process to return 10MHz by 2021 as a result of the ‘Subtel’ (Chilean National Regulator) proposal to comply with the High Court resolution (June 2018) that mandates operators to return certain amount of spectrum they acquired in the 700MHz auction in 2014.
(4) Only in Metropolitan Region.
(5) Regional codes are included in Annex 2.
(6) In Regions 1, 3 and 4: 20 MHz expires in 31.12.2020; In Region 2: 20 MHz expires in 30.06.2022.
(7) 40 MHz expires in 30.06.2022.
(8) 40 MHz expires in 31.12.2020.
(9) 40 MHz expires in 31.12.2020.
(10) 50 MHz expires in 31.12.2021.
(11) 50 MHz expires in 31.12.2020.
(12) 50 MHz expires in 30.06.2022.
(13) 60 MHz expires in 31.12.2021.
(14) The spectrum concessions have been renounced by Pegaso PCS, SA DE CV, anticipating its expiration dates to the dates listed. This renounce was notified to IFETEL on November 21, 2019.
(15) Provinces of Lima and Callao: expiration date of March 2030; rest of provinces in December 2030.
(16) Under review. Extension requested on May 30, 2016. According to the law, the license maintains its validity until the Ministry of Transport and Communications decides.
(17)10 MHz expires in 2022; 10 MHz in 2024.

Telefónica seeks to use its spectrum in the most efficient way, implementing LTE and LTE-Advanced where possible.
Besides the spectrum assets included in the above tables, Telefónica owns other assets of spectrum used for other services in higher frequency ranges (above 6 GHz), including access transport.